EXHIBIT 99.2

Safe Harbor Statement Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in apartment demand or supply in the Company's markets and the effect on occupancy and rental rates; changing economic conditions; changes in household growth or population; the impact of competition and competitive pricing; acquisitions or new developments may not achieve anticipated results; delays in completing developments and lease-ups on schedule; difficulties in selling existing apartment communities on favorable terms or the timing and closing of planned dispositions under agreement; the shortage of available acquisition candidates; the imposition of federal taxes if we fail to qualify as a REIT in any taxable year; failure to generate sufficient revenue, which could create refinancing risk and impair debt service payments and shareholder distributions; increases in property and liability insurance costs; risks arising from environmental issues or natural disasters; effects of the Company's accounting or other policies and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and the Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Definitions 5

Top States for 2006 Projected Net Operating Income California: 25% Florida: 15% Metro D.C.: 14% Texas: 11% North Carolina: 10% Our Holdings as of May 2006 UDR - Overview UDR - Overview

UDR Overview We Are Executing A 3-Pronged Approach To Grow FFO And Create Value TODAY

UDR - Operations Strong Operating Trends * Guidance Range

Strong Trend in Revenue Per Home UDR - Operations *Includes Non-Mature Communities * Guidance Range *

Rents & Reimbursements Per occupied home = $852 Up $45 over prior year Up 5.6% over prior year Occupancy 94.8% - Up 60 bps over prior year Highest level in over four years Concessions Down 26% vs. prior year 2006 First Quarter Results Expenses Up 5.7% over prior year Bottom Line NOI Up 6.6% over prior year UDR - Solid Operating Trends Average Monthly Rent & Reimbursements * *Includes Non - Mature Communities *

UDR - Operations Net Rents & Occupancy Continue To Trend Higher

Markets - First Quarter Y/Y Revenue Growth Property Operations

UDR - Operations 2006 Guidance * Amounts based on same store properties

UDR - Operations Managing Expenses Utilities Total utility costs: $46 M Current reimbursement: 15 Law disallow rebilling: 22 Opportunity $9 M Insurance Renewed policy March 15, 2006 Annual premium: $6 million vs. $4 million in 2005 5% wind deductible Self insurance appropriate for company our size

UDR - Operations Technology - Our Approach Adopt Proven Workflow Technology Improve Accessibility to Prospects Search engine optimization Multiple sources Ease of use/navigation Feed Higher Rates of Quality Traffic Reduce Work at Sites and Focus on Customer

UDR - Operations Technology - Adopting Proven Workflow Technology OneSite Web-based platform Online Transactions Application Leasing Rent collection Service requests Yield Management Jury not in... too early to tell If there is a revenue "pop," ours is down the road

UDR - Operations Technology - Feeding Traffic Minisites for Each Property Active with Major Internet Listing Services Apartment.com Rent.com Early Adopter of Vaultware to Give Prospects Access to Inventory Staff for Responding to Internet Leads Pioneering Relationships with Yahoo and Google to Drive Free Traffic Mynewspace.com/Vaultware

UDR - Operations Technology - Reducing Work At Sites We Have Been Electronically Processing Expenses for Two Years Ops Technology Centralized A/P Inventory Management Processes ? Just In Time Purchase and Delivery Reducing Manual Traffic Generation Efforts Streamlined "Content Updates" of ILS's Through Technology - Update Once, Post to "All" Electronic Payment Processing "Self Service" Generation

UDR - Asset Development Dollars Invested Translate to Higher NAV Expected Returns: 8% to 10% for Kitchen & Bath Rehabs 7% to 8% for Developments

11,000 Completed; 50,000 in Pipeline Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI Kitchen/Bath Program Before After UDR - Asset Development Providence Court - Charlotte, NC

Kitchen/Bath Program Before After UDR - Asset Development Dominion Park Green - Raleigh, NC Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher Quality/New Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization ? Lower cost maintenance

Before After UDR - Asset Development Legacy at Mayland - Richmond, VA How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation Kitchen/Bath Program

Negative Occupancy loss Positive Lower risk development Faster ROI Drives traffic Re-tenant/higher turnover Can "test the market" on a small scale Kitchen & Bath Program - Short Term Impacts UDR - Asset Development

New Market Competes Well with Newer Product Higher ROIC than Acquisition/Development Higher Traffic Reduced Turnover Opportunity - Future Acquisitions Reduce Repair/Maintenance Energy Efficiency Re-Gain Lost Occupancy Competitive Price Point Kitchen & Bath Program - Long Term Impacts UDR - Asset Development

50,000 Homes x $8,000 Investment = $400 million Average Rent Increase = $100 per Month or $1,200 Annually 95% Occupancy = $1,140 Annual Benefit $1,140 x 50,000 Homes = $57 million 6% Cap Rate = $950 million Value Creation - Program Potential UDR - Asset Development

Reinvest with Exterior Upgrades and Interior Renovations 9 Communities Underway, 2,943 Homes Targeting 8% to 10% Stabilized ROI 7,000 Homes Under Study Full Scope Rehabs Before After UDR - Asset Development Legacy at Mayland - Richmond, VA

Full Scope Rehabs At March 31, 2006 UDR - Asset Development Before After Parkers Landing - Tampa, FL

Before After UDR - Asset Development Parkers Landing - Tampa, FL Full Scope Rehabs

Acquisitions/Dispositions UDR - Market Cycle Investments

16 garden-style communities 4,646 homes Purchase price: $755 million Current market value: $925 million Condo/density/Etc. market value: $1,100 million Cap rate at purchase: 5.5% Realized cap rate: 6.1% Cost per home: $162,721 Current value: $198,900 Condo/density/etc.: $238,000 At Current Values, the Essex Acquisition has Added $1.15 per share to NAV and Could Add Another $1.20 if We Execute Condo/Density/Etc. Initiatives Essex Portfolio Acquisition, September, 2004 UDR - Market Cycle Investments

Proven Track Record UDR - Market Cycle Investments

Land Pipeline # of Homes Avg. Cost per Home Investment (M) Under contract 1,236 $150,000 $185 Owned 250 280,000 70 LOI 1,000 160,000 160 2,486 $415 Ground-Up Developments - Over 2,200 Homes in Pipeline UDR - Market Cycle Investments

New Development in Rancho Cucamonga, CA 414 Homes $66 million Budget $160,100 Cost per Home 7.5% to 8.0% Return as Apartment Homes In Lease-Up: 42% Leased Developments - Verano UDR - Market Cycle Investments UDR - Market Cycle Investments UDR - Market Cycle Investments

Developments - Mandalay on the Lake UDR - Market Cycle Investments New Development in Los Colinas, TX 369 Homes $31 million Budget $83,700 Cost per Home 7.5% to 8.3% Return as Apartment Homes Expected Completion - 2Q06 2Q06 2Q06 2Q06 2Q06 2Q06 2Q06 2Q06 2Q06

Developments - Waterside Towers UDR - Market Cycle Investments Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: 1 Bed - $1,275 2 Bed - $1,725

UDR - Market Cycle Investments Developments - Waterside Towers Developments - Waterside Towers Developments - Waterside Towers ^ Planned Expansion on Existing Property ? 11 story tower ? 200 to 220 homes ? 12,000 to 18,000 sq. ft. for retail ? Estimated cost: $70 million ? Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos.

JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $130 million budget $435,000 cost per home 6% to 6.5% return as apartment homes Developments - Joint Venture UDR - Market Cycle Investments UDR - Market Cycle Investments

Business that will Produce $2.5 million to $5.0 million of Quarterly FFO for Several Years Opportunity to Create Value and Reduce Exposure in Selected Markets at Attractive After-Tax Cap Rates Extensive Pipeline (over 15,000 homes) to Feed the Business for Many Years Condo Activity UDR - Market Cycle Investments

Condo Pipeline UDR - Market Cycle Investments

*Dollars in millions except Share Price Strong Balance Sheet GAAP Maturities as % of Total Debt UDR - Market Cycle Investments Average Interest Rate on Debt Maturing: 6.7% for 2006

2006 Guidance UDR - Summary

Strong Operator Delivering Stable, Predictable Returns Committed to Asset Development Asset development investments $150 investment in 2006 Achieving 8% to 10% ROI NAV creation - $1.50 increase in real estate value per $1 invested Focused on Value Creation through Market Cycle Investments Development activity $107 million for homes delivered in 2006 $200 million to $400 million annual future investment 7% - 8% expected stabilized returns Condo and development sale contribution Exceptional Value Multiple expansion potential - $6 to $7 price appreciation at average peer multiple, producing total shareholder return of over 25% 4.6% yield (as of 4/28/2006) Compelling Value Creation Strategy UDR - Summary

Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. Adjusted Funds From Operations (AFFO) - AFFO is usually calculated by adjusting out of Funds From Operations (FFO) certain "non cash" revenues and expenses and normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances). This calculation also is called Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD). Definitions